                                                                    EXHIBIT 99.1




                                 TENTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Tenth Amendment") is made and entered into as of February 12, 2007, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").

                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as of October 7, 2005, as of November 9, 2005, February 8, 2006, May 10, 2006 and August 15, 2006, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

         SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Tenth Amendment becomes effective in accordance with Section 4 hereof, as follows:

         2.01 AMENDMENT TO SECTION 3.1(c). Section 3.1(c) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and inserting the following in lieu thereof: "If the aggregate outstanding principal amount of the Loans exceeds the sum of (a) the result of the sums of clauses
(a)(A), (a)(B) and (a)(C) of the definition of Borrowing Base, plus (b) $23,000,000 on June 30, 2007, then, on such date, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans (on a ratable basis) in an amount equal to such excess."



                       [SIGNATURE PAGE OF 10TH AMENDMENT]

         2.02 AMENDMENTS TO SECTION 7.24 OF THE CREDIT AGREEMENT. Section 7.24 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "7.24 Fixed Charge Coverage Ratio. No Borrower Party shall permit the Consolidated Fixed Charge Coverage Ratio, calculated on a consolidated basis with respect to the Parent and its Subsidiaries, as of the end of each fiscal month for the twelve-month period then ending, to be less than the amount set forth below for the applicable period set forth below:


--------------------------------------------------------------------------------

       Applicable Ratio                             Applicable Period
--------------------------------------------------------------------------------

A ratio determined by Co-Agent          For the 12-month period ending July 31,
based on the projections delivered      2007 and for each 12-month period ending
pursuant to Section 5.2(g)              at the end of each month thereafter
satisfactory to Co-Agent, unless
otherwise agreed to in writing
by Co-Agent and the Borrowers
--------------------------------------------------------------------------------


         2.03 AMENDMENTS TO SECTION 7.25 OF THE CREDIT AGREEMENT. Section 7.25 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "7.24 Cash Flow. No Borrower Party shall permit both Cash Receipts and Net Cash Flow, for the monthly periods set forth below, to be less than the respective amounts set forth below for the applicable period set forth below:

-----------------------------------------------------------------------------------------------------------------------

Applicable Cash Receipts                  Applicable Net Cash Flow                         Applicable Period
-----------------------------------------------------------------------------------------------------------------------
$18,609,000                                $(57,238,000)                         For the month ending August 31, 2006
-----------------------------------------------------------------------------------------------------------------------
$14,595,000                                $(40,209,000)                         For the month ending September 30, 2006
-----------------------------------------------------------------------------------------------------------------------
$26,517,000                                $5,332,000                            For the month ending October 31, 2006
-----------------------------------------------------------------------------------------------------------------------
$28,767,000                                $13,017,000                           For the month ending November 30, 2006
-----------------------------------------------------------------------------------------------------------------------
$26,215,000                                $13,283,000                           For the month ending December 31, 2006
-----------------------------------------------------------------------------------------------------------------------
$37,467,000                                $15,575,000                           For the month ending January 31, 2007
-----------------------------------------------------------------------------------------------------------------------
$18,068,000                                $2,456,000                            For the month ending February 28, 2007
-----------------------------------------------------------------------------------------------------------------------
$16,713,000                                $7,811,000                            For the month ending March 31, 2007
-----------------------------------------------------------------------------------------------------------------------
$18,560,000                                $4,453,000                            For the month ending April 30, 2007
-----------------------------------------------------------------------------------------------------------------------
$12,627,000                                $450,000                              For the month ending May 31, 2007
-----------------------------------------------------------------------------------------------------------------------
$10,920,000                                $(330,000)                            For the month ending June 30, 2007
-----------------------------------------------------------------------------------------------------------------------


                       [SIGNATURE PAGE OF 10TH AMENDMENT]

         2.04 SCHEDULE 7.22. Schedule 7.22 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the Schedule 7.22 attached hereto in lieu thereof.

         2.05 AMENDMENTS TO ANNEX A: Credit Agreement Definitions.

              (a) The definition of "Availability" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

              "Availability" means, at any time, the lesser of (a) the Maximum Amount, minus the Aggregate Outstandings, minus Reserves other than Reserves deducted in the calculation of the Borrowing Base, plus sixty-five percent (65%) of the aggregate undrawn face amount of all outstanding commercial Letters of Credit issued for the purpose of purchasing Eligible In-Transit Inventory not included in the calculation of the Borrowing Base and (b) the Borrowing Base, minus the Aggregate Outstandings, minus Reserves other than Reserves deducted in the calculation of the Borrowing Base, plus sixty-five percent (65%) of the aggregate undrawn face amount of all outstanding commercial Letters of Credit issued for the purpose of purchasing Eligible In-Transit Inventory not included in the calculation of the Borrowing Base; provided, that, notwithstanding the foregoing, unless and until Section 3.1(c)(iv) is complied with, "Availability" shall not exceed $105,000,000.

              (b) Clause (a)(D) of the definition of "Borrowing Base" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         ""(D) the sum of

               (i)  the lesser of

                    (A) the sum of

                       (I) ten percent (10%) of the Net Amount of Eligible
                    Accounts, plus

                       (II) the sum of (x) twenty-four percent (24%) of the
                    value of the Eligible Landed Inventory, plus (y) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and

                    (B) $16,200,000; plus

               (ii) $27,189,509.48



                       [SIGNATURE PAGE OF 10TH AMENDMENT]

                  ; provided, that, notwithstanding the foregoing, from and after June 30, 2007, the result of this clause (D) shall not exceed $23,000,000,"

         SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Tenth Amendment, the Borrower Parties hereby represent and warrant that:

         3.01 NO DEFAULT. At and as of the date of this Tenth Amendment and after giving effect to this Tenth Amendment, no Default or Event of Default exists.

         3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Tenth Amendment and both prior to and after giving effect to this Tenth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

         3.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Tenth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Tenth Amendment and the consummation of the transactions contemplated hereby.

         3.04 NO CONFLICT. Neither the execution and delivery of this Tenth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

         3.05 BINDING EFFECT. This Tenth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 4. CONDITIONS. This Tenth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 4 (such date, the "Effective Date"):


                       [SIGNATURE PAGE OF 10TH AMENDMENT]

         4.01 EXECUTION OF THE TENTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Tenth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         4.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

         4.03 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

         SECTION 5. MISCELLANEOUS.

         5.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         5.02 NO WAIVER; RESERVATION OF RIGHTS. This Tenth Amendment is limited as specified and the execution, delivery and effectiveness of this Tenth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Tenth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         5.03 REFERENCES.

              (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Tenth Amendment and (ii) all of the terms and provisions of this Tenth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

              (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         5.04 GOVERNING LAW. THIS TENTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE


                       [SIGNATURE PAGE OF 10TH AMENDMENT]

GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

         5.05 SEVERABILITY. The provisions of this Tenth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Tenth Amendment in any jurisdiction.

         5.06 COUNTERPARTS. This Tenth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Tenth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         5.07 HEADINGS. Section headings in this Tenth Amendment are included herein for convenience of reference only and shall not constitute a part of this Tenth Amendment for any other purpose.

         5.08 BINDING EFFECT; ASSIGNMENT. This Tenth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Tenth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         5.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Tenth Amendment and any document required to be furnished herewith.

         5.10 INTEGRATION. This Tenth Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.


                            [Signature pages follow]



                       [SIGNATURE PAGE OF 10TH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            BORROWERS:


                                            SALTON, INC., a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            TOASTMASTER INC., a Missouri
                                            corporation


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            SALTON TOASTMASTER LOGISTICS LLC, a
                                            Delaware limited liability company


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            GUARANTORS:

                                            HOME CREATIONS DIRECT, LTD.,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            SONEX INTERNATIONAL CORPORATION, a
                                            Delaware corporation


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE OF 10TH AMENDMENT]

                                            ICEBOX, LLC, an Illinois limited
                                            liability company


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            FAMILY PRODUCTS INC., a Delaware
                                            corporation


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            SALTON HOLDINGS, INC., a Delaware
                                            corporation


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            AGENT, CO-AGENT AND LENDERS:

                                            WELLS FARGO FOOTHILL, INC.
                                            as the Administrative Agent, the
                                            Collateral Agent and as a Lender


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            SILVER POINT FINANCE, LLC, as the
                                            Co-Agent, the Documentation Agent,
                                            and the Syndication Agent


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                       [SIGNATURE PAGE OF 10TH AMENDMENT]

                                            SPIRET IV LOAN TRUST 2003-A, as a
                                            Lender

                                            By: WILMINGTON TRUST COMPANY, not in
                                            its individual capacity but solely
                                            as trustee


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            FIELD POINT I, LTD., as a Lender


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            FIELD POINT II, LTD., as a Lender



                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            FIELD POINT III, LTD., as a Lender


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            FIELD POINT IV, LTD., as a Lender


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                       [SIGNATURE PAGE OF 10TH AMENDMENT]

                                  SCHEDULE 7.22

                                     EBITDA


--------------------------------------------------------------------------------

       Applicable Ratio                             Applicable Period
--------------------------------------------------------------------------------

A ratio determined by Co-Agent          For the 12-month period ending July 31,
based on the projections delivered      2007 and for each 12-month period ending
pursuant to Section 5.2(g)              at the end of each month thereafter
satisfactory to Co-Agent, unless
otherwise agreed to in writing
by Co-Agent and the Borrowers
--------------------------------------------------------------------------------